PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 2004
                                   (UNAUDITED)

                               MTM TECHNOLOGIES,     NETWORK          VECTOR GLOBAL      INFONSYSTEMS,     PRO FORMA     PRO FORMA
                                   INC. AND      CATALYST, INC.(b)    SERVICES INC.        INC.(d)        ADJUSTMENTS     COMBINED
                               SUBSIDIARIES(a)                     AND SUBSIDIARIES(c)
                               (March 31, 2004) (December 31, 2003)  (March 31, 2004) (December 31, 2003)
                               ---------------- ------------------- ------------------------------------------------- --------------
Net Revenues:
Products                        $   38,976,121  $   24,346,558             35,005,738        40,546,270               $ 138,874,687
Services                            13,288,148       7,545,338             14,593,707        16,809,559                  52,236,752
                               ---------------- ------------------- ------------------------------------------------- --------------
                                    52,264,269      31,891,896             49,599,445        57,355,829                 191,111,439
                               ---------------- ------------------- ------------------------------------------------- --------------
Costs and expenses:
Cost of products sold               37,756,828      21,392,596             29,777,874        34,738,405                 123,665,703
Cost of services provided           12,103,374       5,877,849              7,759,472        11,999,007                  37,739,702
Selling, general and                10,025,596       4,382,383             13,353,012        10,670,674                  38,431,665
  administrative expenses
                               ---------------- ------------------- ------------------------------------------------- --------------
                                    59,885,798      31,652,828             50,890,358        57,408,086                 199,837,070
                               ---------------- ------------------- ------------------------------------------------- --------------

Other (Income)                          (6,431)              -                   (101)                                       (6,532)
Provision (benefit) for                                                                          49,134                      49,134
  income taxes
Interest (income) expense              493,759         310,936                (26,184)           37,120   5,860,863 (A)   7,644,699
                                                                                                            968,205 (B)
                               ---------------- ------------------- ------------------------------------------------- --------------
NET (LOSS)                      $   (8,108,857) $      (71,868)   $        (1,264,628) $       (138,511)$(6,829,068)   $(16,412,932)
                               ================ =================== ================================================= ==============

Net (loss) per common share:
     Basic and diluted                 $ (1.72)                                                                        $      (2.52)
                               ================                                                                        =============

Weighted average number of
  common shares outstanding:
    Basic and diluted                4,723,052                                                              500,000 (C)   6,525,042
                                                                                                            433,840 (D)
                                                                                                            868,150 (E)

(a) Represents historical financial statement of MTM Technologies, Inc. as of March 31, 2004 derived from the consolidated financial statements included in MTM Technologies, Inc. Annual Report on Form 10-K for the year ended March 31, 2004.

(b) Represents historical financial data of Network Catalyst, Inc. derived from the audited financial statements of Network Catalyst, Inc. for the twelve months ended December 31, 2003.

(c) Represents historical financial data of Vector Global Services, Inc. derived from the financial statements of Vector Global Services, Inc. for the twelve months ended March 31, 2004.

(d) Represents historical financial data of Info systems, Inc. derived from the audited financial statements of Info Systems, Inc. for the twelve months ended December 31, 2003.

(A) Represents non-cash debt discount amortization and interest expense related to the A-4 $10,000,000 Convertible Subordinated Promissory Notes investment by Pequot Private Equity Fund III, LLP and Pequot Offshore Private Equity Partners III, L.P. and Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC Partners II, LLC, as if the transaction took place at the beginning of the period shown.

(B) Represents non-cash debt discount amortization and interest expense related to the A-4 $6,000,000 Convertible Subordinated Promissory Notes investment by Pequot Private Equity Fund III, LLP and Pequot Offshore Private Equity Partners III, L.P. and Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC Partners II, LLC, as if the transaction took place at the beginning of the period shown.

(C) Represents the stock consideration given as part of the Network Catalyst, Inc. acquisition of net assets, as if shares were considered outstanding for the full period shown.

(D) Represents the stock consideration given as part of the Vector Global Services, Inc. acquisition of net assets, as if shares were considered outstanding for the full period shown.

(E) Represents the stock consideration given as part of the Info Systems, Inc. stock purchase, as if shares were considered outstanding for the full period shown.